                                                                   Exhibit  23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 2, 2001, included in Kos Pharmaceuticals, Inc.'s Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.

  ARTHUR ANDERSEN LLP



  Miami, Florida
  November 19, 2001